EXHIBIT 99.2

ABS Term Sheets provided by

Citigroup Global Markets Inc.

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TERM SHEET

FIRST HORIZON
HOME LOANS
(Seller and Master Servicer)

FHAMS Series 2005-FA10 Trust

$[420,000,000]
Approximate

Mortgage Asset-Backed Pass-Through Certificates, Series 2005-FA10

First Horizon Asset Securities Inc.
Depositor

First Horizon Home Loan Corporation
Master Servicer

citigroup
December 3, 2005

Transaction Overview

Structure

Class	Size ($)	Pass-Through Rate (%)	Class Description	Rating (Moody's/S&P)
A-1[(1)]	254,993,000	1mL + 0.70	Floater	Aaa/AAA
A-2	254,993,000 (Notional)	4.800 - 1mL	Inverse Floater Interest Only	Aaa/AAA
A-3	12,610,000	5.500	Fixed Rate	Aaa/AAA
A-4 [(2)]	42,032,000	5.500	Fixed Rate NAS	Aaa/AAA
A-5	110,684,000	5.500	Fixed Rate	Aaa/AAA
R	100	5.500	Fixed Rate Residual	-/AAA
B-1*				
B-2*				
B-3*				
B-4*				
B-5*				
B-6*				

* These Certificates are not offered pursuant to this term sheet.
** The Formula Rate for the Class A-1 Certificates is One-Month LIBOR plus 0.700%. The maximum possible rate is [8.80]% and the minimum possible rate is 0.700%.
*** The Formula Rate for Class A-2 Certificates is 4.80% minus One-Month LIBOR.

(1) The Class A-1 Certificates will have the benefit of an interest rate corridor contract ("Corridor Contract") provided by [TBD]. The Corridor Contract will have a strike rate of 4.80% and a ceiling of 8.80%.

(2) The Class A-4 Certificates are locked out of principal for the first 5 years. Thereafter, they are entitled to the NAS Priority Amount as described below:
- sixth year, 30% of their pro rata share;
- seventh year, 40% of their pro rata share;
- eighth year, 60% of their pro rata share;
- ninth year, 80% of their pro rata share;
- tenth year and after, 100% of their pro rata share.

Citigroup Global Markets Inc.
Key Contacts

Name:	Telephone:	E-Mail:
James De Mare *Managing Director*	(212) 723-6217	james.p.demare@citigroup.com
Matt Cherwin *Director*	(212) 723-6217	matthew.cherwin@citigroup.com
Bill Anast *Vice President*	(212) 723-6313	william.anast@citigroup.com
Chetan Vohra Associate	(212) 723-6313	chetan.vohra@citigroup.com
Pete Steinmetz *Director*	(212) 723-6391	peter.d.steinmetz@citigroup.com
Pavithra Jayaraman *Associate*	(212) 723-6386	pavithra.jayaraman@citigroup.com
Mitch Garrett *Analyst*	(212) 723-6932	mitchell.garrett@citigroup.com

Transaction Overview

The Certificates:	Approximately $[420,000,000] fixed-rate certificates backed by one- to four-family residential, first lien, fixed-rate mortgage loans (the "Mortgage Loans").
Cut-Off Date:	November 1, 2005
Depositor:	First Horizon Asset Securities Inc.
Master Servicer:	First Horizon Home Loan Corporation
Underwriter:	Citigroup Global Markets Inc.
Closing Date:	On or about November 30, 2005
Distribution Date:	Beginning on December 26, 2005 and thereafter on the 25th of each month or, if the 25th is not a business day, on the next business day.
Structure:	Senior/Subordinate
Offered Certificates (pursuant to this term sheet):	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Class A Certificates" or "Senior Certificates").
Corridor Contract:	The Class A-1 Certificates will have the benefit of an interest rate corridor contract (the "Corridor Contract"). The Corridor Contract will be provided by [TBD] (the "Corridor Contract Counterparty"). With respect to the Corridor Contract and any Distribution Date beginning with the Distribution Date in December 2005 to and including the Distribution Date in May 2019, the amount payable by the Corridor Contract Counterparty under the related Corridor Contract will equal the product of (i) the excess, if any, of (x) the lesser of (A) One-Month LIBOR and (B) 8.80% over (y) 4.80%, (ii) the lesser of (x) the Corridor Contract Notional Balance for such Distribution Date and (y) the aggregate certificate balance of the Class A-1 Certificates immediately prior to that Distribution Date, and (iii) the quantity, (x) the number of days in the interest accrual period (calculated on the basis of a 360–day year consisting of twelve 30–day months) divided by (y) 360.
Credit Enhancement:	Credit Enhancement for the Class A Certificates will be provided by a senior/subordinate shifting interest structure with the subordinate certificates providing credit enhancement for the Senior Certificates.
Subordination:	

Class	Ratings (TBD)	Credit Enhancement Levels*
Senior Certificates	AAA	[4.30]% (+/- 75 bps)

*Credit Enhancement Levels are preliminary and are subject to final rating agency approval.

Transaction Overview

Payment Priority:

The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

1. Distribution of interest to the Senior Certificates entitled to interest;
2. Distribution of principal to the Class R Certificates;
3. Distribution of up to $100 in principal to the Class A-1 Certificates until its certificate balance is reduced to zero;
4. Distribution of the NAS Priority Amount to the Class A-4 Certificates until its certificate balance is reduced to zero;
5. Distribution of up to $1,190,000 in principal to the Class A-5 Certificates until its certificate balance is reduced to zero;
6. Distribution of principal to the Class A-1, Class A-5 and Class A-3 Certificates *sequentially*, until the certificate balances are reduced to zero;
7. Distribution of principal to the Class A-4 Certificates until its certificate balance is reduced to zero;
8. Distribution of interest and principal, sequentially, to the subordinate certificates, beginning with the Class B-1 Certificates.

Allocation of Losses:

Realized Losses on the Mortgage Loans will be allocated, first, to the Class B Certificates in order of their reverse numerical class designations until the certificate principal balance of each Class B Certificate has been reduced to zero. Thereafter Realized Losses on the Mortgage Loans will be allocated proportionately among the Senior Certificates.

Shifting Interest:

The Class A Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including the Distribution Date in December 2010. After such time and provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal amount of the Class B Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Class B Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages are as follows:

December 2010 – November 2011	30% of their pro rata share
December 2011 – November 2012	40% of their pro rata share
December 2012 – November 2013	60% of their pro rata share
December 2013 – November 2014	80% of their pro rata share
December 2014 – and after	100% of their pro rata share

Transaction Overview

Call Provision:	At its option, the Master Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the trust) when the Mortgage Loans remaining in the trust as of the last day of the related collection period, have been reduced to less than **10%** of the principal balance of the Mortgage Loans as of the Cut-Off Date. The Certificates will be redeemed at par plus accrued interest, to the extent of available funds.
P&I Advances:	The Master Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.
Compensating Interest:	The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate prepayment interest shortfall and (ii) the lesser of (x) the product of (a) .0083% and (b) the pool principal balance of the corresponding mortgage pool as of the related determination date.
Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of First Horizon Home Loans as more fully described in the prospectus supplement.
Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.
SMMEA Considerations:	The Class A Certificates and the Class R Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).
ERISA Considerations:	The Class A Certificates are expected to be ERISA eligible as of the Closing Date. The Class R Certificates are **NOT** expected to be ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.
Form of Registration:	The Class A Certificates will be issued in book-entry form through DTC.

Transaction Overview

Month of Distribution	Corridor Contract Notional Balance
12/25/2005	$254,993,215
1/25/2006	252,915,593
2/25/2006	250,373,297
3/25/2006	247,372,446
4/25/2006	243,919,995
5/25/2006	240,025,094
6/25/2006	235,697,708
7/25/2006	230,949,966
8/25/2006	225,794,754
9/25/2006	220,247,060
10/25/2006	214,322,543
11/25/2006	208,038,522
12/25/2006	201,898,298
1/25/2007	195,899,125
2/25/2007	190,038,311
3/25/2007	184,313,215
4/25/2007	178,721,244
5/25/2007	173,259,857
6/25/2007	167,926,560
7/25/2007	162,718,908
8/25/2007	157,634,500
9/25/2007	152,670,983
10/25/2007	147,826,048
11/25/2007	143,097,428
12/25/2007	138,482,904
1/25/2008	133,980,293
2/25/2008	129,587,460
3/25/2008	125,302,305
4/25/2008	121,122,771
5/25/2008	117,046,840
6/25/2008	113,072,532
7/25/2008	109,197,905
8/25/2008	105,421,053

Month of Distribution	Corridor Contract Notional Balance
9/25/2008	$101,740,107
10/25/2008	98,153,235
11/25/2008	94,658,637
12/25/2008	91,254,550
1/25/2009	87,939,243
2/25/2009	84,711,017
3/25/2009	81,568,209
4/25/2009	78,509,185
5/25/2009	75,532,341
6/25/2009	72,636,107
7/25/2009	69,818,941
8/25/2009	67,079,329
9/25/2009	64,415,789
10/25/2009	61,826,864
11/25/2009	59,311,128
12/25/2009	56,867,180
1/25/2010	54,493,646
2/25/2010	52,189,179
3/25/2010	49,952,457
4/25/2010	47,782,183
5/25/2010	45,677,086
6/25/2010	43,635,918
7/25/2010	41,657,455
8/25/2010	39,740,496
9/25/2010	37,883,865
10/25/2010	36,086,406
11/25/2010	34,346,986
12/25/2010	32,664,493
1/25/2011	31,410,975
2/25/2011	30,210,175
3/25/2011	29,061,058
4/25/2011	27,962,607
5/25/2011	26,913,827

Month of Distribution	Corridor Contract Notional Balance
6/25/2011	$25,913,740
7/25/2011	24,961,388
8/25/2011	24,055,832
9/25/2011	23,196,150
10/25/2011	22,381,439
11/25/2011	21,610,812
12/25/2011	20,883,400
1/25/2012	20,310,057
2/25/2012	19,776,568
3/25/2012	19,282,128
4/25/2012	18,825,947
5/25/2012	18,407,250
6/25/2012	18,025,280
7/25/2012	17,679,292
8/25/2012	17,368,556
9/25/2012	17,092,358
10/25/2012	16,849,996
11/25/2012	16,640,783
12/25/2012	16,464,044
1/25/2013	16,463,944
2/25/2013	16,463,844
3/25/2013	16,463,744
4/25/2013	16,463,644
5/25/2013	16,463,544
6/25/2013	16,463,444
7/25/2013	16,463,344
8/25/2013	16,463,244
9/25/2013	16,463,144
10/25/2013	16,463,044
11/25/2013	16,037,965
12/25/2013	15,164,340
1/25/2014	14,469,474
2/25/2014	13,790,622

Month of Distribution	Corridor Contract Notional Balance
3/25/2014	$13,127,436
4/25/2014	12,479,573
5/25/2014	11,846,700
6/25/2014	11,228,487
7/25/2014	10,624,615
8/25/2014	10,034,769
9/25/2014	9,458,642
10/25/2014	8,895,933
11/25/2014	8,346,347
12/25/2014	7,809,596
1/25/2015	7,405,616
2/25/2015	7,009,510
3/25/2015	6,621,125
4/25/2015	6,240,313
5/25/2015	5,866,927
6/25/2015	5,500,825
7/25/2015	5,141,865
8/25/2015	4,789,909
9/25/2015	4,444,823
10/25/2015	4,106,474
11/25/2015	3,774,732
12/25/2015	3,432,706
1/25/2016	3,097,580
2/25/2016	2,769,215
3/25/2016	2,447,479
4/25/2016	2,132,241
5/25/2016	1,823,373
6/25/2016	1,520,748
7/25/2016	1,224,243
8/25/2016	933,737
9/25/2016	649,112
10/25/2016	370,251
11/25/2016	97,040

30 Year Alt-A Fixed Rate Loan Collateral Summary

		Tolerances
Principal Balance	440,000,000	+/- 5%
Average UPB ($)	<= 235,442	+/- 25,000
WA Gross Rate (%)	6.330%	+/- 5bps
WA Net Rate (%)	5.955%	+/- 5bps
WA Remaining Term (months)	359	+/- 1
WA Original LTV (%)	69.60%	+/- 5%
California (%)	18.00%	25.00% Max
Interest Only (%)	45.90%	
Property Type (%)		
Single-family detach	86.80%	+/- 10%
Condo/Co-Op	6.70%	+/- 10%
Occupancy Type (%)		
Non-Owner Occupied	18.40%	+/- 10%
Primary Residence	75.70%	+/- 10%
Second/Vacation Home	5.90%	+/- 10%
Documentation Code (%)		
Full Documentation	38.80%	+/- 10%
Stated Documentation	25.10%	+/- 10%
No Income/No Asset	22.10%	+/- 10%
No Ratio	13.90%	+/- 10%

15 Year Alt-A Fixed Rate Loan Collateral Summary

		Tolerances
Principal Balance	34,000,000	+/- 5%
Average UPB ($)	<= 167,234	+/- 25,000
WA Gross Rate (%)	5.800%	+/- 5bps
WA Net Rate (%)	5.425%	+/- 5bps
WA Remaining Term (months)	179	+/- 1
WA Original LTV (%)	58.80%	+/- 5%
California (%)	9.30%	15.00% Max
Interest Only (%)	0.00%	
Property Type (%)		
Single-family detach	82.30%	+/- 10%
Condo/Co-Op	9.80%	+/- 10%
Occupancy Type (%)		
Non-Owner Occupied	26.30%	+/- 10%
Primary Residence	66.40%	+/- 10%
Second/Vacation Home	7.40%	+/- 10%
Documentation Code (%)		
Full Documentation	12.40%	+/- 10%
Stated Documentation	29.00%	+/- 10%
No Income/No Asset	43.30%	+/- 10%
No Ratio	15.20%	+/- 10%